Exhibit 24
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Harold A. Wagner or Leo J. Daley or James H. Agger, acting severally, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended September 30, 1998 and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURE                        TITLE                          DATE


   /s/ Harold A. Wagner           Director and Chairman of the      November 19, 1998
   ----------------------         Board (Principal Executive
       Harold A. Wagner           Officer)



  /s/ John P. Jones III           Director                          November 19, 1998
  ------------------------
      John P. Jones III


  /s/ Joseph J. Kaminski          Director                          November 19, 1998
  ------------------------
      Joseph J. Kaminski


  /s/ Tom H. Barrett              Director                          November 19, 1998
  ------------------------
      Tom H. Barrett


  /s/ L. Paul Bremer, III         Director                          November 19, 1998
  -------------------------
      L. Paul Bremer, III


  /s/ Robert Cizik                Director                          November 19, 1998
  ------------------------
      Robert Cizik


  /s/ Ruth M. Davis               Director                          November 19, 1998
  ------------------------
      Ruth M. Davis


  /s/ Ursula F. Fairbairn         Director                          November 19, 1998
  ------------------------
      Ursula F. Fairbairn


  /s/ Edward E. Hagenlocker       Director                          November 19, 1998
  ---------------------------
      Edward E. Hagenlocker


  /s/ James F. Hardymon           Director                          November 19, 1998
  ------------------------
      James F. Hardymon


  /s/ Terry R. Lautenbach         Director                          November 19, 1998
  -------------------------
      Terry R. Lautenbach


  /s/ Rudolphus F. M. Lubbers     Director                          November 19, 1998
  -----------------------------
      Rudolphus F. M. Lubbers


  /s/ Takeo Shiina                Director                          November 19, 1998
  -------------------
      Takeo Shiina


  /s/ Lawrason D. Thomas          Director                          November 19, 1998
  ------------------------
      Lawrason D. Thomas
